BALANCE SHEETS (Unaudited for March 31, 2015) - USD ($)	Mar. 31, 2015	Dec. 31, 2014
CURRENT ASSETS
Cash	$ 240,536	$ 39,987
Accounts receivable	239,579	278,240
Inventory	471,248	508,338
Prepaid expenses		16,000
Other current assets		652
TOTAL CURRENT ASSETS	951,363	843,217
OTHER ASSETS
Fixed assets (net of accumulated depreciation)	11,713	12,691
TOTAL ASSETS	963,076	855,908
CURRENT LIABILITIES
Accounts payable and accrued liabilities	308,274	195,183
Convertible notes payable, net of discounts	412,597	140,001
Unearned revenue	3,947	3,443
Derivative liability	218,826	9,168
TOTAL CURRENT LIABILITIES	943,644	347,795
TOTAL LIABILITIES	943,644	347,795
STOCKHOLDERS' EQUITY (DEFICIT)
Common shares	83,508	83,497
Additional paid in capital	16,760,980	16,705,636
Accumulated deficit	(16,825,056)	(16,281,020)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	19,432	508,113
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 963,076	$ 855,908